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SYNACOR, INC.

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SYNC SYNC

Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
SYNACOR
THE TRUSTED TECH, SERVICES AND REVENUE PARTNER
SYNACOR
THE TRUSTED TECH, SERVICES AND REVENUE PARTNER
NEW LEADERSHIP EXECUTING THE RIGHT STRATEGY TO CREATE
SUSTAINABLE STOCKHOLDER VALUE
APRIL 16 2015
NEW LEADERSHIP EXECUTING THE RIGHT STRATEGY TO CREATE
SUSTAINABLE STOCKHOLDER VALUE
APRIL 16 2015
SYNC

SYNC SYNC

SAFE HARBOR AND IMPORTANT ADDITIONAL INFORMATION
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Important Additional Information
Synacor, Inc. (the "Company") has provided to its stockholders a definitive proxy statement, filed with the Securities and Exchange Commission (“SEC”) on March 27, 2015,
and an accompanying proxy card in connection with the Company's 2015 annual meeting of stockholders (the "2015 Annual Meeting"). The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2015 Annual Meeting. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the 2015 Annual Meeting is included in the definitive proxy statement filed by the Company with the SEC in connection with such meeting. In addition, information concerning the Company's directors and executive officers is available in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 12, 2015. To the extent holdings of the Company's securities have changed since the amounts contained in the definitive proxy statement filed with the SEC in connection with the 2015 Annual Meeting, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the
SEC. Such documents are, or will be, available free of charge at the SEC website at
STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY
http://www.sec.gov.
"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements concerning Synacor's expected financial performance for the first quarter of 2015. These results are preliminary, have not been reviewed or audited by Synacor’s independent registered public accounting firm, and are accordingly subject to adjustment prior to Synacor’s reporting its complete financial results for the first fiscal quarter.  The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions.  If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company's results could differ materially from the results expressed or implied by the forward-looking statements the company makes.
The risks and uncertainties referred to above include - but are not limited to - risks associated with: adjustments to our preliminary estimates for the financial results of the first quarter; issues encountered in the completion of the quarterly review; and general economic conditions.
Further information on these and other factors that could affect the company's financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled "Risk Factors" in the company's most recent Form 10-K, as amended, filed with the SEC. These documents are available on the SEC Filings section of the Investor Information section of the company's website at http://investor.synacor.com/. All information provided in this release and in the attachments is available as of April 16, 2015, and Synacor undertakes no duty to update this information.
STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION,
INCLUDING INFORMATION WITH RESPECT TO THE PARTICIPANTS.

SYNC SYNC

NEW LEADERSHIP AND EXPERIENCED BOARD EXECUTING THE RIGHT STRATEGY TO
CREATE SUSTAINABLE STOCKHOLDER VALUE
o
Highly-qualified and experienced Board in place , committed to creating sustainable stockholder value
o
Board named a new CEO in August
2014,
after an extensive executive search process, to turnaround and grow the company
o
Company restructured on September 30 2014 to reduce costs and return to profitability
o
Management team executing on a clear strategic plan, well received by analysts, that we believe will drive profitable growth in four areas of market opportunity:
Increasing value for existing customers by optimizing user experience and monetization
Innovating on Synacor-as-a-platform for advanced services
Winning new customers in current and related verticals
Extending our product portfolio into emerging growth areas
o
The strategic plan is already yielding financial results , evidenced in Synacor’s Q4 2014 results, and continuing in Q1 2015:
Q4 2014 was the second highest revenue and highest adjusted EBITDA quarter in the history of the company
Q1 2015 will also be EBITDA profitable, with results expected to be at the high-end or to exceed guidance
Drove 5% year-over-year revenue growth in Q4, expected to continue in Q1
o
Stock price reflects renewed stockholder confidence – SYNC rose by 19.2% between the first trading day after the announcement of Q2 2014 results from prior leadership (8/13/14) and the Annual Meeting record date (3/23/15 ):
SYNC outperformed Nasdaq Composite Index by 620bp, Nasdaq Computer Index by 790bp, and Russell 2000 Index by 840bp
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.

SYNC SYNC

FIRST 6 MONTHS AS CEO…
o
Himesh Bhise named CEO on August 4 2014 , after an extensive executive search process, to turnaround and grow the company
o
On August 12 2014, the company announced the prior quarter results (from prior leadership), which included the loss of a major customer and the loss of $7.3M of cash
o
Met with key stakeholders to gather feedback and determine the right path to maximize stockholder value
o
Reviewed product portfolio, current investments, and market opportunity with the Board and management team
o
Met with major customers
o
Reached out to major stockholders, including JEC/Ratio
o
Met with industry experts and analysts
o
Quickly took action on September 30 2014 to restructure the business and restore profitability
o
Right-sized the current business, reducing ~20% of the workforce
o
Focused R&D on the highest-revenue opportunities
o
Reduced operating expenses by ~$1.5 million per quarter
o
On October 30 2014 reported positive adjusted EBITDA for Q3, and announced strategic plan built on four pillars of attractive market opportunity
o
Added Scott Murphy to the Board of Directors - former US Congressman and Managing Director of Advantage Capital, for his
entrepreneurial experience, governance expertise, and additional stockholder representation
o
Executing against strategic plan with focus and operating discipline. Making measurable progress on revenue growth and profitability - evidenced by partner/customer announcements and record Q4 financial results
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.

SYNC SYNC
STREAMLINE OPERATIONS AND
DEVELOP OUR TALENT

FOUNDATION: OPERATING DISCIPLINE & SOUND FINANCIAL FOOTING
o
Reduced ~70 positions, ~20% of the
workforce
o
Organized talent aligned to products,
creating role and career path clarity
o
Restored positive adjusted EBITDA
and cash flow
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
FOCUS AND PRIORITIZE SPEND ON
HIGHEST REVENUE-GENERATING ITEMS
o
Reduced overall R&D spend – better
build vs. buy decisions
o
Focused R&D spend on strategic
product priorities
o
Increased emphasis on sales and
marketing
RESTRUCTURING EXPECTED TO DELIVER $6M+ OF ANNUALIZED SAVINGS

SYNC SYNC

PROFITABLE GROWTH: STRATEGIC PLAN TO MAXIMIZE STOCKHOLDER VALUE
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Return to profitable revenue growth
Instill operating discipline and get Synacor back on sound financial footing
Streamline operations and develop our talent
Focus & prioritize R&D on highest revenue-generating opportunities
Increase value for existing
customers by optimizing
experience & monetization
Accelerate deployment & usage of new
portal and communication products
Build & deploy mobile experiences
Optimize monetization – grow video
inventory and data
Innovate on Synacor-as-a-platform
for advanced services
Broaden Cloud ID across providers and
services
Scale and extend metadata-driven
search & discovery
Create a professional services team to
deliver end-to-end video solutions
Win new customers in current and
related verticals
Continue to pursue remaining broadband
and pay-TV providers
Syndicate ‘start’ modules in related
verticals and devices: Wireless, OEMs,
Publishers
Extend product portfolio into
emerging growth areas
Focused growth in international
Opportunistically explore new
services:
Business services
Bill-thru premiums
SYNC

SYNC SYNC

SIGNIFICANT PROGRESS AGAINST OUR STRATEGIC PLAN AND THE FOUR PILLARS OF
MARKET OPPORTUNITY
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Synacor is the trusted technology development, multiplatform services and revenue partner for video, internet and communications providers, and device manufacturers. We deliver modern, digital experiences and advertising to their consumers that require scale, actionable data and sophisticated implementation.

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
SYNC
POSITIVE FINANCIAL MOMENTUM IN 2H 2014
REVENUE ADJUSTED EBITDA

FY 2014: $2.2M; vs. August 12 2014 guidance of ($2.5)M – ($1.0)M
4Q14: highest EBITDA quarter in the history of the company; 44%
YoY increase
FY 2014: $106.6M; vs. August 12 2014 guidance of $100M – $103M
4Q14: second highest revenue quarter in the history of the company;
5% YoY increase

SYNC
CREATING STOCKHOLDER VALUE
RENEWED STOCKHOLDER CONFIDENCE IN BUSINESS HAS DRIVEN A 19.2% APPRECIATION* IN SYNC
STOCK - OUTPERFORMING THE NASDAQ COMPOSITE BY 620BP AND RUSSELL 2000 INDEX BY 840BP

* Between the first trading day after the announcement of Q2 2014 results from prior leadership (8/13/14) and the Annual Meeting record date (3/23/15 )
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Synacor: 19.20%               NASDAQ Composite: 13.00%          NASDAQ Computer: 11.30%                         Russell 2000: 10.80%
SYNC

SYNC SYNC

HIGHLY QUALIFIED AND EXPERIENCED BOARD WHO ARE COMMITTED TO CREATING
SUSTAINABLE STOCKHOLDER VALUE
o
Operating leadership of newly appointed CEO Himesh Bhise
o
Synacor’s Board and Senior Management have the depth and diversity of skills and expertise needed to continue executing on the Four Pillar strategy
o
The Board is comprised of seven highly-qualified and proven leaders, including six independent directors
o
The Board includes current and former C-level executives from Fortune 500 companies, and veteran professionals responsible for investing hundreds of millions of dollars in growth companies
o
The Board has the business experience, commitment and stockholder representation that we believe is necessary to act in the best interests of all Synacor stockholders
o
The Board is active and engaged, overseeing the implementation of the Company’s Four Pillar strategy and driving results
o
The Board of Directors is committed to creating sustainable stockholder value
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.

SYNC SYNC

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Himesh Bhise, Chief Executive Officer & Director
CEO and Director since August 2014
Leading broadband, multiscreen and mobile executive
Comcast Cable – VP, New Services & Platforms
Charter Communications – VP, General Manager of High Speed Internet
AOL – VP, General Manager of Mobile Division
McKinsey & Company – Associate Partner, Telecom and M&A practices
M.B.A. – The Wharton School at the University of Pennsylvania

SYNC SYNC

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE [CONT’D]
Andrew
Kau,
Director
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
Jordan Levy, Chairman of the Board
Partner at Softbank Capital
Former senior executive at Software Etc., now GameStop (NYSE:GME)
Co-founder of Software Distribution Services, now known as Ingram Micro
(NYSE:IM)
Previously served on the boards of ZipList (sold to Condé Nast), OMGPOP (sold to
Zynga), Hyperpublic (sold to Groupon), and Lorex Technology Inc.
Managing Director at Walden International, the leading firm focused on cross-
border investments including: GoPro (Nasdaq: GPRO); Inphi Corp. (NYSE:IPHI);
iKANG Healthcare Group (Nasdaq:KANG); Semiconductor Manufacturing
International (NYSE: SMI)
Strategic Planning Associates, LLC – management consultant
Booz, Allen and Hamilton, Inc. – management consultant

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE [CONT’D]
o Managing Director and Chief Investment Officer at
Advantage Capital Partners
o Former U.S. Congressman
o Co-founded three tech companies, including an online
auction company that was sold to eBay (Nasdaq: EBAY)
and a website-building company that was sold to iXL
Enterprises, now part of Microsoft
o Former CEO at Sega GameWorks
o Former senior executive at DreamWorks Studios and
The Walt Disney Company
o Board member of DreamWorks Animation SKG, Inc.
(Nasdaq: DWA)
o Executive Vice President of Corporate
Marketing and Communications at Time
Warner Inc.
o Former EVP at News Corporation
o Former Board Member of Audible (Nasdaq:
ADBL; acquired by Amazon)
o Former EVP of Motorola Mobility, responsible for
leading Motorola’s Home business
o Former EVP of Strategy and CTO of Charter
Communications
o Former SVP and CTO of Adelphia Communications
Gary Ginsberg
Michael Montgomery
Scott Murphy
Marwan Fawaz
SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
, Director
, Director , Director
, Director

SETTING THE RECORD STRAIGHT ON JEC/RATIO’S MISLEADING STATEMENTS AND
QUESTIONABLE MOTIVES
o
JEC/Ratio is seeking to displace the new CEO and disrupt the positive momentum generated by the Four Pillar business strategy
o
JEC/Ratio has not offered any constructive alternative business plan or new ideas to create sustainable stockholder value
o
The JEC/Ratio nominees lack the public company board level experience and qualifications of the Synacor nominees
o
Current Directors have not sold a single share of Synacor since our new CEO joined the Company.  In fact,
Directors and Senior Management have purchased over 100,000 additional shares of Synacor during this time
o
Current Board and executive officers, together with their affiliates, own 24.8% of the Company’s stock, so stockholder interests are well represented on the Board
o
Synacor’s current Management has reached out to JEC/Ratio and remains open to constructive ideas from all stockholders
o
The current Board is committed to doing what is in the best interests of all Synacor stockholders
o
JEC/Ratio appears to have questionable motives for waging a public campaign of insults and attacks
SYNACOR’S CURRENT BOARD AND MANAGEMENT IS EXECUTING ON THE
FOUR PILLAR STRATEGIC PLAN AND ALREADY DELIVERING POSITIVE RESULTS
SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.

SUMMARY: NEW LEADERSHIP AND EXPERIENCED BOARD EXECUTING THE RIGHT
STRATEGY TO CREATE SUSTAINABLE STOCKHOLDER VALUE
Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.
NOW IS NOT THE TIME TO DISRUPT THE MOMENTUM OF THE BUSINESS
o
Highly-qualified and experienced Board in place , committed to creating sustainable stockholder value
o
Board named a new CEO in August 2014 , after an extensive executive search process, to turnaround and grow the company
o
Company restructured on September 30 2014 to reduce costs and return to profitability
o
Management team executing on a clear strategic plan, well received by analysts, that we believe will drive profitable growth in four areas of market opportunity:
Increasing value for existing customers by optimizing user experience and monetization
Innovating on Synacor-as-a-platform for advanced services
Winning new customers in current and related verticals
Extending our product portfolio into emerging growth areas
o
The strategic plan is already yielding financial results , evidenced in Synacor’s Q4 2014 results, and continuing in Q1 2015:
Q4 2014 was the second highest revenue and highest adjusted EBITDA quarter in the history of the company
Q1 2015 will also be EBITDA profitable, with results expected to be at the high-end or to exceed guidance
Drove 5% year-over-year revenue growth in Q4, expected to continue in Q1
o
Stock price reflects renewed stockholder confidence – SYNC rose by 19.2% between the first trading day after the announcement of
Q2 2014 results from prior leadership (8/13/14) and the Annual Meeting record date (3/23/15 ):
SYNC outperformed Nasdaq Composite Index by 620bp, Nasdaq Computer Index by 790bp, and Russell 2000 Index by 840bp`
SYNC

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16 THANK YOU SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.

17 APPENDIX SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2015 Synacor, Inc.